Supplemental Disclosures of Cash Flow Information	12 Months Ended
Dec. 31, 2011
Supplemental Disclosures of Cash Flow Information [Abstract]
Supplemental Disclosures of Cash Flow Information

14.     Supplemental Disclosures of Cash Flow Information

Interest paid in 2011 was $102.0 million, in 2010 was $82.6 million and in 2009 was $83.2 million.

Interest capitalized to properties under development in 2011 was $438,000, in 2010 was $10,000 and in 2009 was $5,000.

Income taxes paid in 2011 were $871,000, in 2010 were $907,000 and in 2009 were $1.2 million.

The following non-cash investing and financing activities are included in the accompanying consolidated financial statements:

A.           Share-based compensation expense for 2011 was $7.9 million, for 2010 was $6.2 million and for 2009 was $4.7 million.

B.           See “Provisions for Impairment” in note 2 for a discussion of provisions for impairments recorded by Realty Income and Crest.

C.           As part of the acquisition of four properties during 2011, we assumed $67.4 million of mortgages payable to third-party lenders and recorded $820,000 of net premiums.  Additionally, we assumed an $8.8 million note receivable.  See note 6 for a discussion of these transactions.

D.          At December 31, 2010, we had escrow deposits of $6.4 million held for tax-deferred exchanges under Section 1031 of the Code.  The $6.4 million is included in “other assets” on our consolidated balance sheet at December 31, 2010.

E.           At December 31, 2009, we had escrow deposits of $4.5 million held for tax-deferred exchanges under Section 1031 of the Code. The $4.5 million is included in “other assets” on our consolidated balance sheet at December 31, 2009.

F.            In 2010, we recorded a $600,000 receivable for the sale of excess land.  This receivable is included in other assets on our consolidated balance sheet at December 31, 2010.  We received cash for this excess land in 2011.

G.          In 2010, we recorded a $799,000 receivable for the sale of an investment property as a result of an eminent domain action.  This receivable is included in other assets on our consolidated balance sheet at December 31, 2011 and 2010.

H.           In 2009, Realty Income and Crest amended certain prior year state tax returns and determined that it is more-likely-than-not that we will be collecting refunds in the future as a result of these amendments.  As a result of this, in 2009, Realty Income recorded a tax receivable of $454,000 and Crest recorded a tax receivable of $303,000.

I.                 In accordance with our policy, we recorded adjustments to our estimated legal obligations related to asset retirement obligations on two land leases in the following amounts: an increase of $152,000 in 2011, an increase of $82,000 in 2010 and a reduction of $63,000 in 2009. These asset retirement obligations account for the difference between our obligations to the landlord under the two land leases and our subtenant’s obligations to us under the subleases.

J.             Accrued costs on properties under development resulted in an increase in buildings and improvements and accounts payable of $3.7 million at December 31, 2011, and $337,000 at December 31, 2010.

K.           In 2011, we entered into loan agreements to fund development of real estate.  These loans receivable are included in other assets on our consolidated balance sheet at December 31, 2011, and include accrued costs of $574,000.